UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 N. Hwy A1A, Suite C-106 Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Material Agreements

On May 11, 2021, Jupiter Wellness, Inc.( the “Company”) entered into a $2,500,000 Loan Agreement (the “Loan”) with an accredited investor..  The Loan calls for a Convertible Promissory Note in the principal amount of $2,500,000 (the “Note”) and the issuance of Common Stock Purchase Warrant for 416,667 shares of the Company’s common stock (the “Warrant”). The Note has a maturity date of November 10, 2021, has an original issuance discount of five percent (5%), and an interest rate of eight percent (8%) and a fixed conversion price of $6.00 per shares, subject to an adjustment downward to $5.00 per shares if the Company is in default of the terms of the Note.  The Warrant has a five (5) year term, has an exercise price of $6.00 per share, has a cashless conversion feature until such time as the shares underlying the Warrant are included in an effective registration and certain anti-dilution protection.

The description of the terms of the Loan agreement, the Note and the Warrant are summaries and are qualified by the actual agreements attached to this Current Report on Form 8-K as exhibits 10.1, 10.2 and 10.3 which are incorporated by reference in their entirety.

The Company relied on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Loan Agreement dated May 11, 2021, by and between Jupiter Wellness, Inc., and Greentree Financial Group, Inc.
10.2	Form of Warrant
10.3	Form of Promissory Note

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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